________________________________________________________________________________
                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     ISSUER
                                      AND
                   MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY,
                                   INDENTURE
                            DATED AS OF MAY   , 1994
                NOTES AND LOAN OBLIGATIONS AND INTERESTS THEREIN
________________________________________________________________________________

                                REFERENCE SHEET

     Reference is made to the following provisions of the Trust Indenture Act of 1939, as amended, which establish certain duties and responsibilities of the Company and the Trustee which may not be set forth in this Indenture:

SECTION                      SUBJECT                      SECTION                      SUBJECT
- --------  ---------------------------------------------   --------  ---------------------------------------------
 310(b)   Disqualification   of    the   Trustee    for    315(b)   Notice   of  default  from   the  Trustee  to
            conflicting interest                                      Securityholders
 311      Preferential  collection  of  claims  of  the    315(c)   Duties of the Trustee in case of default
            Trustee as creditor of the Company
 312(a)   Periodic filing of information by the Company    315(d)   Provisions  relating to responsibility of the
            with Trustee                                              Trustee
 312(b)   Access of Securityholders to information         315(e)   Assessment  of   costs   against   litigating
                                                                      Securityholders in certain circumstances
 313(a)   Annual    report    of    the    Trustee   to    316(a)   Directions and waivers by Securityholders  in
            Securityholders                                           certain circumstances
 313(b)   Additional   reports   of   the   Trustee  to    316(b)   Prohibition  of   impairment  of   right   of
            Securityholders                                           Securityholders to payment
 314(a)   Reports  by  the  Company,  including  annual    316(c)   Right of the Company  to set record date  for
            compliance certificate                                    certain purposes
 314(c)   Evidence   of   compliance   with  conditions    317(a)   Special powers of the Trustee
            precedent
 315(a)   Duties of the Trustee prior to default           318(a)   Provisions of Trust Indenture Act of 1939  to
                                                                      control in case of conflict

- ------------
     This reference sheet is not a part of the Indenture.

                               TABLE OF CONTENTS

                                                                                                                  PAGE
                                                                                                                  ----
                                                   ARTICLE I
                                                  DEFINITIONS
Section  1.1.    Definitions...................................................................................     1
                 Authority.....................................................................................     2
                 Board of Directors............................................................................     2
                 Bonds.........................................................................................     2
                 Company.......................................................................................     2
                 Credit Support Agreement......................................................................     2
                 Credit Support Obligation.....................................................................     2
                 Dollars.......................................................................................     2
                 Event of Default..............................................................................     2
                 Indenture.....................................................................................     2
                 Interests.....................................................................................     2
                 Loan Agreement................................................................................     2
                 Loan Obligation...............................................................................     2
                 Officers' Certificate.........................................................................     2
                 Opinion of Counsel............................................................................     3
                 Outstanding...................................................................................     3
                 Paying Agent..................................................................................     3
                 Person........................................................................................     3
                 principal office of the Trustee...............................................................     3
                 Responsible Officer...........................................................................     3
                 Security or Securities........................................................................     4
                 Securities Act................................................................................     4
                 Subsidiary....................................................................................     4
                 Trustee.......................................................................................     4
                 Trust Indenture Act...........................................................................     4
                                                  ARTICLE II
                                   DESCRIPTION, EXECUTION, REGISTRATION AND
                                     EXCHANGE OF SECURITIES AND INTERESTS
Section  2.1.    Forms.........................................................................................     4
Section  2.2.    Amount Unlimited; Issuance in Series and Series...............................................     5
Section  2.3.    Authentication................................................................................     6
Section  2.4.    Date and Denomination of Credit Support Obligations; Payments.................................     8
Section  2.5.    Execution of Credit Support Obligations.......................................................     8
Section  2.6.    Exchange and Registration of Transfer of Credit Support Obligations...........................     9
Section  2.7.    Mutilated, Destroyed, Lost or Stolen Credit Support Obligations...............................     9
Section  2.8.    Cancellation of Credit Support Obligations Paid, etc..........................................    10

                                                      i

                                                  ARTICLE III
                                           REDEMPTION OF SECURITIES
Section  3.1.    Prepayment of the Loan Obligation.............................................................    10
Section  3.2.    Redemption of the Interests...................................................................    10
                                                  ARTICLE IV
                                                   COVENANTS
Section  4.1.    Payment of Principal, Premium and Interest....................................................    10
Section  4.2.    Maintenance of Security Register; Maintenance of Office or Agency.............................    11
Section  4.3.    Appointments to Fill Vacancies in Trustee's Office............................................    11
Section  4.4.    Limitation on Liens...........................................................................    11
Section  4.5.    Statement as to Compliance....................................................................    11
                                                   ARTICLE V
                                                 HOLDER LISTS
                                          AND REPORTS BY THE TRUSTEE
Section  5.1.    Securityholder Lists..........................................................................    13
Section  5.2.    Delivery of Reports by the Trustee............................................................    13
                                                  ARTICLE VI
                                          REMEDIES OF THE TRUSTEE AND
                                          HOLDERS ON EVENT OF DEFAULT
Section  6.1.    Events of Default.............................................................................    13
Section  6.2.    Payment of Credit Support Obligation on Default; Suit Therefor................................    14
Section  6.3.    Application of Moneys Collected by Trustee....................................................    16
Section  6.4.    Proceedings by Securityholders................................................................    17
Section  6.5.    Proceedings by Trustee........................................................................    17
Section  6.6.    Remedies Cumulative and Continuing............................................................    17
Section  6.7.    Direction of Proceedings and Waiver of Defaults by Securityholders............................    18

                                                                                                                  PAGE
                                                                                                                  ----
                                                  ARTICLE VII
                                            CONCERNING THE TRUSTEE
Section  7.1.    Reliance on Documents, Opinions, etc..........................................................    18
Section  7.2.    No Responsibility for Recitals................................................................    18
Section  7.3.    Ownership of Securities.......................................................................    18
Section  7.4.    Moneys to be Held in Trust....................................................................    19
Section  7.5.    Compensation and Expenses of Trustee..........................................................    19
Section  7.6.    Officers' Certificate as Evidence.............................................................    19
Section  7.7.    Eligibility of Trustee........................................................................    19
Section  7.8.    Resignation or Removal of Trustee.............................................................    19
Section  7.9.    Acceptance by Successor Trustee...............................................................    20
Section  7.10.   Succession by Merger, etc.....................................................................    32
                                                 ARTICLE VIII
                                        CONCERNING THE SECURITYHOLDERS
Section  8.1.    Action by Securityholders.....................................................................    21
Section  8.2.    Proof of Execution by Securityholders.........................................................    22
Section  8.3.    Who Are Deemed Absolute Owners................................................................    22
Section  8.4.    Revocation of Consents........................................................................    22
                                                  ARTICLE IX
                                           SECURITYHOLDERS' MEETINGS
Section  9.1.    Purposes of Meetings..........................................................................    22
Section  9.2.    Call of Meetings by Trustee...................................................................    23
Section  9.3.    Call of Meetings by the Company or Securityholders............................................    23
Section  9.4.    Qualifications for Voting.....................................................................    23
Section  9.5.    Regulations...................................................................................    23
Section  9.6.    Voting........................................................................................    24
Section  9.7.    No Delay of Rights by Meeting.................................................................    25

                                                      iii

                                                   ARTICLE X
                                            SUPPLEMENTAL INDENTURES
Section 10.1.    Supplemental Indentures without Consent of Securityholders....................................    25
Section 10.2.    Supplemental Indentures with Consent of Securityholders.......................................    26
Section 10.3.    Compliance with Trust Indenture Act;
                 Effect of Supplemental Indentures.............................................................    27
Section 10.4     Notation on Securities........................................................................    27
Section 10.5.    Evidence of Compliance of Supplemental Indenture to be Furnished Trustee......................    27
                                                  ARTICLE XI
                                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE
Section 11.1.    Company May Not Consolidate, etc., Except Under Certain Conditions............................    26
Section 11.2.    Loan Obligation to be Secured in Certain Events...............................................    28
Section 11.3.    Successor Corporation to be Substituted.......................................................    28
Section 11.4.    Documents to be Given Trustee.................................................................    28
                                                  ARTICLE XII
                                    SATISFACTION AND DISCHARGE OF INDENTURE
Section 12.1.    Discharge of Indenture........................................................................    28
Section 12.2.    Deposited Moneys to be Held in Trust by Trustee...............................................    29
                                                 ARTICLE XIII
                        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS
Section 13.1.    Indenture and Loan Obligation Solely Corporate Obligations....................................    29

                                                      iv


                                                  ARTICLE XIV
                                           MISCELLANEOUS PROVISIONS
Section 14.1.    Provisions Binding on Company's Successors....................................................    29
Section 14.2.    Official Acts by Successor Corporation........................................................    30
Section 14.3.    Addresses for Notices, etc. ..................................................................    30
Section 14.4.    New York Contract.............................................................................    30
Section 14.5.    Legal Holidays................................................................................    30
Section 14.6.    Table of Contents, Headings, etc..............................................................    30
Section 14.7.    Execution in Counterparts.....................................................................    30
Section 14.8.    Separability..................................................................................    30
Section 14.9.    Benefits......................................................................................    31

                                   INDENTURE

     THIS INDENTURE, dated as of May , 1994 between General Electric Capital Corporation, a corporation duly organized and existing under the laws of the State of New York (the 'Company'), and Mercantile-Safe Deposit and Trust Company, a banking association duly organized and existing under the laws of the State of Maryland (the 'Trustee').

                                  WITNESSETH:

     WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of (i) its unsecured Notes or Loan Obligations of one or more series and (ii) Interests therein (collectively, the 'Securities'), as in this Indenture provided, up to such principal amount or amounts as may from time to time be authorized by or pursuant to authority delegated by, the Board of Directors (as such terms are hereinafter defined); and

     WHEREAS, the Company has done all acts and things necessary to make this Indenture, when duly executed and delivered by the parties hereto, a valid agreement of the Company according to its terms.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Notes and Loan Obligations are authenticated, issued and delivered, upon which the Interests are to be issued, and in consideration of the purchase from time to time and acceptance of the Securities by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders from time to time of the Securities or any series thereof as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1 DEFINITIONS. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The words 'herein', 'hereof', and 'hereunder' and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     'Authority' means the governmental authority or other issuer of Bonds with respect to which a series of Securities is issued hereunder as a Credit Support Obligation.

     'Board of Directors' means the Board of Directors of the Company or any committee of such Board or specified officers of the Company to which the powers of such Board have been lawfully delegated.

     'Bonds' means one or more series of tax-exempt notes, bonds or other evidence of indebtedness issued by an Authority with respect to which a series of Securities is issued hereunder as a Credit Support Obligation.

     'Company' means General Electric Capital Corporation, a New York corporation, until any successor corporation shall have become such pursuant to the provisions of Article XI, and thereafter 'Company' shall mean such successor, except as otherwise provided in Section 11.3.

     'Credit Support Agreement' means the note, loan agreement or other document(s) or instrument(s) executed and delivered by the Company relating to any series of Bonds issued by an Authority with respect to which a series of Securities is issued hereunder to provide credit support, such Credit Support Agreement to evidence the Company's Credit Support Obligation.

     'Credit Support Obligation' means, with respect to any series of Bonds issued by an Authority, the Company's obligation to such Authority pursuant to a Credit Support Agreement, which obligation is intended to constitute a form of credit support for such series of Bonds.

     'Dollars' and '$' mean the lawful currency of the United States of America.

     'Event of Default' has the meaning specified in Section 6.1.

     'Indenture' means this instrument as originally executed or as it may be amended or supplemented from time to time as herein provided.

     'Interests' means the interests of the holders of any series of Bonds in the series of Credit Support Obligations issued hereunder.

     'Officers' Certificate' means a certificate signed by the President, the Chairman or any vice chairman of the Board or any Vice President and by the Senior Vice President -- Corporate Treasury and Global Funding Operation or any Assistant Treasurer, the Comptroller or the Secretary or any Assistant Secretary of the Company and delivered to the Trustee. Each such certificate shall comply with Section 314(c) of the Trust Indenture Act, to the extent applicable.

     'Opinion of Counsel' means an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company or may be other counsel satisfactory to the Trustee. Each such opinion shall comply with Section 314(c) of the Trust Indenture Act, to the extent applicable.

     'Outstanding', when used with reference to Securities, shall mean, except as otherwise required by the Trust Indenture Act, as of any particular time, all Credit Support Obligations authenticated and delivered by the Trustee under this Indenture and all Interests relating thereto, except:

          (a) Credit Support Obligations, or portions thereof, theretofore cancelled by the Trustee or delivered to the Trustee for cancellation and all Interests relating thereto;

          (b) Credit Support Obligations, or portions thereof, for the payment or prepayment of which moneys in the necessary amount have been theretofore deposited in trust with the Trustee or set aside and segregated in trust by the Company (who shall act as its own Paying Agent) and all Interests relating thereto; provided that if any Credit Support Obligation is to be prepaid, notice of such prepayment shall have been given as in Article III provided, or provision therefor satisfactory to the Trustee has been made for the giving of such notice; and

          (c) Credit Support Obligations in lieu of or in substitution for which other Credit Support Obligations shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.07, unless proof satisfactory to the Trustee is presented that any such Credit Support Obligations are held by persons in whose hands any of such Credit Support Obligations is a valid and binding obligation of the Company.

     'Paying Agent' means any Person (including the Company) authorized by the Company to pay the principal of or interest on any Credit Support Obligation on behalf of the Company.

     'Person' means  any individual,  corporation, partnership,  joint  venture,
association,   joint-stock  company,   trust,  unincorporated   organization  or
government or any agency or political subdivision thereof.

     'principal office of the Trustee', or other similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at Two Hopkins Plaza, G Level, Baltimore, Maryland 21201.

     'Responsible Officer' when used with respect to the Trustee means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the president, any executive vice president, any senior vice president, any vice president, any second vice president, any assistant vice president, the cashier, any assistant cashier, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer, any trust officer, any assistant trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

     'Security'  or   'Securities'   means   any   Credit   Support   Obligation
authenticated by the Trustee and delivered under this Indenture and the Interests relating thereto.

     'Securities Act' means the Securities Act of 1933, as amended.

     'Subsidiary' means any corporation of which the Company directly or indirectly owns or controls at the time at least a majority of the outstanding stock having under ordinary circumstances (not dependent upon the happening of a contingency) voting power to elect a majority of the board of directors of such corporation.

     'Trustee' means the corporation or association named as Trustee in this Indenture and, subject to the provisions of Article VII hereof, shall also include its successors and assigns as Trustee hereunder.

     'Trust Indenture Act' means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Section 10.3.

                                   ARTICLE II
                    DESCRIPTION, EXECUTION, REGISTRATION AND
                             EXCHANGE OF SECURITIES

     SECTION 2.1. FORMS. The Credit Support Obligations shall be in substantially such form, or shall be evidenced by such agreement or other instrument as shall be established by one or more duly authorized officers of the Company, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such legends or endorsements placed thereon as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which such Securities may be listed, or to conform to usage.

     The   Trustee's  Certificate  of  Authentication   on  all  Credit  Support
Obligations shall be in substantially the following form, and shall be executed on behalf of the Trustee by its authorized officer or agent:

          This is one of the Credit Support Obligations of the series designated therein described in the within-mentioned Indenture.

                     ____________________________________,
                                   as Trustee
                    By ____________________________________

     The Interests shall be issued from time to time in uncertificated form and no other instrument evidencing the Interest will be issued. The Interests shall not be severable from the related Credit Support Obligations of the same series.

     SECTION 2.2. AMOUNT UNLIMITED; ISSUANCE IN SERIES. The aggregate principal amount of Credit Support Obligations which may be authenticated and delivered under this Indenture and Interests which may be issued under this Indenture is unlimited.

     The Credit Support Obligations and related Interests may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors or established in one or more indentures supplemented hereto, prior to the issuance of Credit Support Obligations of any series,

          (1)  the  title  of the  series  (which shall  distinguish  the Credit
     Support  Obligations  of  such  series   from  all  other  Credit   Support
     Obligations);

          (2) any limit upon the aggregate principal amount of the Credit Support Obligations of such series which may be authenticated and delivered under this Indenture (except for Credit Support Obligations authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Credit Support Obligation of the series pursuant to Section 2.6, 2.7, Article III (to the extent provision is made for reissuance of Credit Support Obligations upon partial redemptions) or Section 10.4);

          (3) the date or dates on which the principal and premium, if any, of the Credit Support Obligations of the series are payable;

          (4) the rate or rates, or the method of determination thereof, at which the Credit Support Obligations of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable;

     (5) the place or places where the principal of, and premium, if any, and any interest on Credit Support Obligations of the series shall be payable;

     (6) the Specified Currency of the Credit Support Obligations of the series;

     (7) the price or prices at which, the period or periods within which and the terms and conditions upon which Credit Support Obligations of the series may be redeemed, in whole or in part, at the option of the Company, or otherwise (or, if the corresponding Credit Support Agreement describes any such rights, the relevant provisions of such Credit Support Agreement shall be referred to and made a part of such document or instrument as that establishes the terms of such series of Credit Support Obligations);

     (8) the obligation, if any, of the Company to redeem, purchase or repay Credit Support Obligations of the series at the option of a holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Credit Support Obligations of the series shall be redeemed, purchased or repaid, in whole or in part, to such obligation (or, if the corresponding Credit Support Agreement describes any such rights, the relevant provisions of such Credit Support Agreement shall be referred to and made a part of such document or instrument as that establishes the terms of such series of Credit Support Obligations);

     (9) the denominations in which Credit Support Obligations of the series shall be issuable;

     (10) any Events of Default with respect to the Credit Support Obligations of the series, if not set forth herein;

     (11) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Credit Support Obligations of such series;

     Interests in any series of Credit Support Obligations shall be established concurrently with the establishment of the terms of such series of Credit Support Obligations pursuant to this Section 2.2. Such Interests shall entitle the holder of the Bonds with respect to which a series of Credit Support Obligations is created to the rights, if any, such holder of Bonds has in the Credit Support Obligations pursuant to the terms of the related Credit Support Agreement.

     SECTION 2.3. AUTHENTICATION. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Credit Support Obligations of any series executed by the Company to the Trustee or its agent for authentication. Except as otherwise provided in this Article Two, the Trustee shall thereupon authenticate and deliver, or cause to be authenticated and delivered, said Credit Support Obligations to or upon the written order of the Company, signed by its President, its Chairman or any Vice Chairman of the Board or one of its Vice Presidents and by its Senior Vice Preisdent -- Corporate Treasury and Global Funding Operation or its Comptroller. In authenticating or causing the authentication of such Credit Support Obligations, and accepting the additional responsibilities under this Indenture in relation to such Credit Support Obligations and the related Interests, the Trustee shall be entitled to receive and (subject to Section 7.1) shall be fully protected in relying upon:

          (1) a copy of any resolution or resolutions of the Board of Directors relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

          (2) an executed supplemental indenture, if any, relating thereto;

          (3) an Officers' Certificate which shall also state to the best knowledge of the signers of such Certificate that no Event of Default with respect to any series of Credit Support Obligations or Interests shall have occurred and be continuing; and

          (4) an Opinion of Counsel which shall also state:

             (a) that the forms and terms of such Credit Support Obligations and Interests have been established in conformity with the provisions of this Indenture:

             (b) that such Credit Support Obligations and Interests, when authenticated (in the case of the Securities) and delivered by or at the direction of the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

             (c) that the Company has the corporate power to issue such Credit Support Obligations and Interests, and has duly taken all necessary corporate action with respect to such issuance;

             (d) that the issuance of such Credit Support Obligations and Interests will not contravene the organization certificate or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such Counsel by which the Company or any of its Subsidiaries is bound; and

          (e) that all laws and requirements in respect of the execution and delivery by the Company of such Credit Support Obligations and Interests, and the related supplemental indenture, if any, have been complied with and that authentication and delivery of such Credit Support Obligations and Interests, if any, and the execution and delivery of the related supplemental indenture, if any, by the Trustee will not violate the terms of this Indenture.

     The Trustee shall have the right to decline to authenticate and deliver or cause to be authenticated and delivered any Credit Support Obligations under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors of trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing Credit Support Obligations holders or Interestholders.

     SECTION 2.4. DATE AND DENOMINATION OF CREDIT SUPPORT OBLIGATIONS; PAYMENTS. The Credit Support Obligations of each series shall be issuable in such denominations as shall be specified as contemplated by Section 2.2. Credit Support Obligations of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such pan as the officers of the Company executing the same may determine with the approval of the Trustee. Every Credit Support Obligation shall be dated the date of its authentication.

     Principal, premium, if any, and interest on any series of Credit Support Obligations shall be payable as provided in the related Credit Support Agreement.

     SECTION 2.5. EXECUTION OF CREDIT SUPPORT OBLIGATIONS. The Credit Support Obligations shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its President, its Chairman of the Board, its Senior Vice President, Finance or its Senior Vice President -- Corporate Treasury and Global Funding Operation, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise) attested by the Secretary or any Assistant Secretary of the Company. Only such Credit Support Obligations as shall bear thereon a certificate of authentication substantially in the form herein recited, executed by the Trustee, and the related Interests shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Credit Support Obligations executed by the Company shall be conclusive evidence that the Credit Support Obligations so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     In case any officer of the Company who shall have signed any of the Credit Support Obligations shall cease to be such officer before the Credit Support Obligations shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Credit Support Obligations nevertheless may be authenticated and delivered or disposed of as though the person who signed such Credit Support Obligations had not ceased to be such officer of the Company; and any Credit Support Obligation may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Credit Support Obligation, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

     SECTION 2.6. EXCHANGE AND REGISTRATION OF TRANSFER OF CREDIT SUPPORT OBLIGATIONS. Credit Support Obligations of any series may be exchanged for a like aggregate principal amount of Credit Support Obligations of the same series of other authorized denominations only to the extent provided in the related Credit Support Agreement.

     SECTION 2.7. MUTILATED, DESTROYED, LOST OR STOLEN CREDIT SUPPORT OBLIGATIONS. In case any Credit Support Obligation shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Credit Support Obligation shall, and in the case of a lost, stolen, or destroyed Credit Support Obligation may in its discretion, execute and, upon the written request or authorization of any officer of the Company, the Trustee shall authenticate and deliver, a new Credit Support Obligation of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Credit Support Obligation so destroyed, lost or stolen. In every case the applicant for a substituted Credit Support Obligation shall furnish to the Company and to the Trustee such Credit Support Obligation or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Credit Support Obligation and of the ownership thereof.

     Upon the issuance of any substituted Credit Support Obligation, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Credit Support Obligation which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Credit Support Obligation, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Credit Support Obligation) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Credit Support Obligation and the ownership thereof.

     Every   substituted  Credit  Support  Obligation  issued  pursuant  to  the provisions of this Section 2.7 by virtue of the fact that any Credit Support Obligation is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Credit Support Obligation shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other

Credit Support Obligations of the same series duly issued hereunder. All Credit Support Obligations shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude (to the extent lawful) any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION 2.8. CANCELLATION OF CREDIT SUPPORT OBLIGATIONS PAID, ETC. All Credit Support Obligations surrendered for the purpose of payment, redemption, repayment, exchange or registration of transfer shall, if surrendered to the Company, any paying agent or any other agent of the Company or of the Trustee, be delivered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee, shall be promptly cancelled by it, and no Credit Support Obligation shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee may destroy cancelled Credit Support Obligations, deliver a certificate of such destruction to the Company or, at the written request of the Company, shall deliver canceled Credit Support Obligations to the Company. If the Company shall acquire any of the Credit Support Obligations, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Credit Support Obligations unless and until the same are delivered to the Trustee for cancellation.

                                  ARTICLE III
                            REDEMPTION OF SECURITIES

     SECTION 3.1. PREPAYMENT OF THE CREDIT SUPPORT OBLIGATIONS. The Credit Support Obligations of any series shall be subject to redemption at the option of the Company or at the option of the holder, in either case in whole or in part, to the extent, and upon the terms, established pursuant to Section 2.2 hereof.

     SECTION 3.2 REDEMPTION OF THE INTERESTS. Interests, or a portion thereof, shall be automatically redeemed, without further action by the Company or the Trustee, when a corresponding Credit Support Obligation is redeemed pursuant to
Section 3.1 of this Indenture.

                                   ARTICLE IV
                                   COVENANTS

     SECTION 4.1. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on, each Credit Support Obligation in accordance with the terms of the related Credit Support Agreement.

     SECTION 4.2 MAINTENANCE OF SECURITY REGISTER; MAINTENANCE OF OFFICE OR AGENCY. (a) The Company will keep at an office or agency proper books of record and account (which books may be in written form or in any other form capable of being converted into written form) in which full and correct entries shall be made in respect of each series of Credit Support Obligations and which shall contain the names and addresses of all Credit Support Obligation holders and the principal amounts of their respective Securities (collectively, the 'Security Register').

     (b) The Company will maintain in the Borough of Manhattan, the City of New York an office or agency where notices and demands hereunder upon the Company, as appropriate, in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee and the Credit Support Obligation holders of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such notices and demands may be made or served at the principal office of the Trustee.

     The Company hereby initially designates the office of the Company located at 570 Lexington Avenue, New York, New York 10022 as the office or agency of the Company in the Borough of Manhattan, the City of New York, where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served.

     SECTION 4.3. APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Company, whenever necessary to avoid or fill a vacancy in the office of the Trustee, will appoint, in the manner provided in Section 7.8, a successor trustee, so that there shall at all times be a Trustee with respect to the Securities hereunder.

     SECTION 4.4. LIMITATION ON LIENS. Except as provided below the Company will not, and will not permit any Finance Subsidiary to, at any time pledge or otherwise subject to any lien any of its property or assets, or any of the property or assets of such a Subsidiary, without thereby expressly securing the due and punctual payment of the principal of, premium, if any, and the interest, if any, on all Securities issued hereunder equally and ratably with any and all other obligations and indebtedness secured by such pledge or other lien, so long as any such other obligations and indebtedness shall be so secured, and the Company covenants that if and when any such pledge or other lien is created, all Securities issued hereunder will be so secured thereby, provided, however, that this restriction shall not apply to:

          (1) The giving of any lien or charge on real estate, equipment or other physical property (real, personal or mixed) hereafter acquired, directly or indirectly, to secure all or part of the purchase price thereof or the acquiring hereafter of any such property subject to any existing lien or charge securing indebtedness (whether or not assumed);

          (2) The acquiring hereafter, subject to any existing lien or charge securing indebtedness (whether or not assumed), of any receivables or other property not of the character subject to the foregoing clause (1), provided that (a) such lien or charge was not imposed directly or indirectly in connection with such acquisition, and (b) after giving effect to such acquisition the gross amount of all such receivables and the fair market value of all such other property (determined by the Board of Directors) shall not in the aggregate exceed 5% of the then outstanding net receivables of the Company and its Finance Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles and practices;

          (3) Easements, liens, franchises or other minor encumbrances on or over any real property which do not materially detract from the value of such property or its use in the business of the Company or a Finance Subsidiary;

          (4) Any deposit or pledge of assets (i) with any surety company or clerk of any court, or in escrow, as collateral in connection with, or in lieu of, any bond on appeal from any judgment or decree against the Company or a Finance Subsidiary, or in connection with other proceedings or actions at law or in equity by or against the Company or a Finance Subsidiary; or
     (ii) as security for the performance of any contract or undertaking not directly or indirectly related to the borrowing of money or the security of indebtedness, if made in the ordinary course of business; or (iii) with any governmental agency, which deposit or pledge is required or permitted to quality the Company or a Finance Subsidiary to conduct business, to maintain self-insurance, or to obtain the benefits of any law pertaining to workmen's compensation, unemployment insurance, old age pensions, social security, or similar matters; or (iv) made in the ordinary course of business to obtain the release of mechanics', workmen's, repairmen's, warehousemen's or similar liens or the release of property in the possession of a common carrier;

          (5) Mortgages and pledges, liens or charges by a Finance Subsidiary as security for indebtedness owed to the Company or any Finance Subsidiary;

          (6) Any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any mortgage or other lien referred to in the foregoing clauses (1) and (3) through (5); provided, however that the principal indebtedness secured thereby shall not exceed the principal amount thereof so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the mortgage or other lien so extended, renewed or replaced (plus improvements on such property).

     SECTION 4.5. STATEMENT AS TO COMPLIANCE. The Company will deliver to the Trustee on or before June 1 in each year (beginning with the first June 1 which is not less than 60 days following the first date of issuance of Securities under this Indenture) a certificate complying with Section 314(a)(4) of the Trust Indenture Act.

                                   ARTICLE V
                                  HOLDER LISTS
                           AND REPORTS BY THE TRUSTEE

     SECTION 5.1. HOLDER LISTS. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to the Securities of each series, (i) at such times as required by Section 312(a) of the Trust Indenture Act and (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the holders of each series of Credit Support Obligations as of a date not more than 15 days prior to the time such information is furnished.

     SECTION 5.2. DELIVERY OF REPORTS BY THE TRUSTEE. The reports to be transmitted by the Trustee pursuant to the requirements of Section 313 of the Trust Indenture Act, shall be required to be transmitted on or before the first June 1 which is not less than sixty days following the first date of issuance of any Securities under this Indenture, and on or before June 1 in every year thereafter, so long as any Securities of any series are Outstanding hereunder.

                                   ARTICLE VI
                          REMEDIES OF THE TRUSTEE AND
                          HOLDERS ON EVENT OF DEFAULT

     SECTION 6.1. EVENTS OF DEFAULT. 'Event of Default' whenever used herein with respect to Securities of any series means any one of the following events, continued for the period of time, if any, and after the giving of notice, if any, designated in this Indenture:

          (a) default in the payment of principal of or any installment of interest upon the Credit Support Obligation as and when the same shall become due and payable as provided in the related Credit Support Agreement; or

          (b) such other 'Event of Default' as defined in the related Credit Support Agreement only to the extent specifically identified pursuant to
     Section 2.2 of this Indenture as relating to such series of Credit Support Obligations.

     If an Event of Default with respect to the Securities of any series at the time outstanding occurs and is continuing, then and in each and every such case, unless the principal of the related Credit Support Obligation shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then Outstanding hereunder (holders of the Credit Support Obligations of such series and the related Interests voting together as a single class), by notice in writing to the Company (and to the Trustee if given by holders), may declare the principal amount of such series of Credit Support Obligation to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the related Credit Support Agreement contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal amount of such Credit Support Obligation shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon such Credit Support Obligation and the principal or premium, if any, of such Credit Support Obligation which shall have become due otherwise than by acceleration and all amounts payable to the Trustee pursuant to the provisions of Section 7.5, and any and all defaults under this Indenture with respect to such series of Credit Support Obligations, other than the nonpayment of principal or premium, if any, of and accrued interest on such Credit Support Obligation which shall have become due solely by acceleration, shall have been remedied or cured or waived or provision shall have been made therefor to the satisfaction of the Trustee, then and in every such case the holders of a majority in aggregate principal amount of such series of Securities then Outstanding (holders of the Credit Support Obligations of such series and the related Interests voting together as a single class), by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

     SECTION 6.2. PAYMENT OF CREDIT SUPPORT OBLIGATION ON DEFAULT; SUIT THEREFOR. The Company covenants that in case default shall be made in the payment of principal or premium, if any, of or installment of interest upon any series of Credit Support Obligation as and when the same shall become due and payable in accordance with any Credit Support Agreement, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holder of such Credit Support Obligation the whole amount that then shall have become due and payable on such Credit Support Obligation for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate or rates prescribed in accordance with the terms of the related Credit Support Agreement; and, in addition thereto, such further amount as shall be sufficient to cover costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of
Section 7.5.

In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company, or any other obligor upon the Credit Support Obligation, and collect in the manner provided by law out of the property of the Company or any other obligor on the Credit Support Obligation wherever situated the moneys adjudged or decreed to be payable.

To the extent applicable to any series of Securities pursuant to Section 6.1(b), in case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on any Credit Support Obligation under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or in case a receiver or trustee (or other similar official) shall have been appointed for the property of the Company, or in the case of any other similar judicial proceedings relative to the Company, or to the creditors or property of the Company, the Trustee, irrespective of whether the principal of any series of Credit Support Obligation shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest, if any, owing and unpaid in respect of such Credit Support Obligation and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of the series related to such Credit Support Obligation allowed in such judicial proceedings relative to the Company, its creditors, or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of Section 7.5 and incurred by it up to the date of such distribution; and any receiver, assignee or trustee (or other similar official) in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of the series related to such Credit Support Obligation to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the holder of such Credit Support Obligation, to pay to the Trustee costs and expenses of collection and any further amounts payable to the Trustee pursuant to the provisions of Section 7.5 and incurred by it up to the date of such distribution.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any holder of Securities of the series related to such Credit Support Obligation any plan of reorganization, arrangement, adjustment or composition affecting any Securities of a series related to such Credit Support Obligation or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under the Securities, may be enforced by the Trustee without the possession of any Securities of a series related to such Credit Support Obligation or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities of the series related to such Credit Support Obligation in respect of which such action was taken. In any proceedings brought by the Trustee (and also any proceedings in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities of the series related to such Credit Support Obligation to which such proceedings relate, and it shall not be necessary to make any holders of such Securities of such series parties to any such proceedings.

     SECTION 6.3. APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Any moneys collected by the Trustee pursuant to this Article shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys:

          FIRST: To the payment of all amounts due the Trustee pursuant to the provisions of Section 7.5;

          SECOND: In case the principal and premium, if any, of the Outstanding Credit Support Obligation in respect of which such moneys have been collected shall not have become due (upon prepayment, by declaration, repayment or otherwise) and be unpaid, to the payment of interest, if any, on such Credit Support Obligation;

          THIRD: In case the principal and premium, if any, of the Outstanding Credit Support Obligation in respect of which such moneys have been collected shall have become due (upon prepayment, by declaration, repayment or otherwise), to the payment of the whole amount then owing and unpaid upon such Credit Support Obligation for principal and premium, if any, and interest, if any, with interest on the overdue principal and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, if any; and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon such Credit Support Obligation, then to the payment of such principal, and interest, if any, without preference or priority of principal over interest, if any, or of interest, if any, over principal, ratably to the aggregate of such principal, and accrued and unpaid interest, if any; and

          FOURTH: To the payment of the remainder, if any, to the Company, to the extent such moneys were provided thereby, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     SECTION 6.4. PROCEEDINGS BY SECURITYHOLDERS. No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee (or other similar official), or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then Outstanding (holders of the Credit Support Obligations of such series and the related Interests voting together as a single class) shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series.

     SECTION 6.5. PROCEEDINGS BY TRUSTEE. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 6.6. REMEDIES CUMULATIVE AND CONTINUING. All powers and remedies given by this Article VI to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of such Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any such Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.4, every power and remedy given by this
Article VI or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     SECTION 6.7. DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY SECURITYHOLDERS. The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding (holders of the Credit Support Obligations of such series and the related Interests voting together as a single class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that (subject to the requirements of Section 315 of the Trust Indenture Act) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceeding so directed could involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding (holders of the Credit Support Obligations of such series and the related Interests voting together as a single class) may on behalf of the holders of all of the Securities waive any past default or Event of Default and its consequences except a default in the payment of interest on, or the principal of, the Credit Support Obligation relating to such series of Securities. Upon any such waiver the Company, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.7, said default or Event of Default shall for all purposes of the Securities of such series and this Indenture be deemed to have been cured and to be not continuing.

                                  ARTICLE VII
                             CONCERNING THE TRUSTEE

     SECTION  7.1.  RELIANCE  ON  DOCUMENTS, OPINIONS,  ETC.  The  provisions of
Section 315 (a) of the Trust Indenture Act are, by this reference, incorporated into this Section 7.1.

     SECTION 7.2. NO RESPONSIBILITY FOR RECITALS. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

     SECTION 7.3. OWNERSHIP OF SECURITIES. The Trustee and any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee or such agent.

     SECTION 7.4. MONEYS TO BE HELD IN TRUST. The provisions of Section 317(b) of the Trust Indenture Act are, by this reference, incorporated into this
Section 7.4.

     SECTION 7.5. COMPENSATION AND EXPENSES OF TRUSTEE. The Company covenants and agrees to pay to the Trustee on an annual basis, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 7.5 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

     SECTION 7.6. OFFICERS' CERTIFICATE AS EVIDENCE. The provisions of Section 315(a)(2) of the Trust Indenture Act are, by this reference, incorporated into this Section 7.6.

     SECTION 7.7. ELIGIBILITY OF TRUSTEE. The provisions of Section 310 of the Trust Indenture Act are, by this reference, incorporated into this Section 7.7. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.7, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.8.

     SECTION 7.8. RESIGNATION OR REMOVAL OF TRUSTEE. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of resignation to the Company and by mailing notice thereof to the holders of Securities at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, subject to the requirements of Section 315(e) of the Trust Indenture Act, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

             (1) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.7 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

             (2) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the requirements of Section 315(e) of the Trust Indenture Act, any Securityholder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The holders of a majority in aggregate principal amount of the Securities at the time Outstanding (holders of the Credit Support Obligations of such series and the related Interests voting together as a single class) may at any time remove the Trustee and appoint a successor trustee by written notice of such action to the Company, the Trustee and the successor trustee.

          (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 7.8 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.9.

     SECTION 7.9. ACCEPTANCE BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 7.8 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment (or due provision therefor) of any amounts then due it pursuant to the provisions of
Section 7.5, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.5.

     Upon  acceptance  of  appointment by  a  successor trustee  as  provided in
Section 7.9, the Company shall mail notice of the succession of such trustee hereunder to the Securityholders at their addresses as they shall appear on the Security Register. If the Company fails to mail such notice within ten days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     SECTION 7.10. SUCCESSION BY MERGER, ETC. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder, provided such corporation shall be qualified under the requirements of the Trust Indenture Act and eligible under the provisions of Section 7.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                                  ARTICLE VIII
                         CONCERNING THE SECURITYHOLDERS

     SECTION 8.1. ACTION BY SECURITYHOLDERS. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities (holders of the Credit Support Obligations of such series and the related Interests voting together as a single class) may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article IX, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

     SECTION 8.2. PROOF OF EXECUTION BY SECURITYHOLDERS. Subject to the requirements of Section 315 of the Trust Indenture Act and Sections 7.1 and 9.5, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security Register.

     The record of any Securityholders' meeting shall be proved in the manner provided in Section 9.6.

     SECTION 8.3. WHO ARE DEEMED ABSOLUTE OWNERS. The Company, the Trustee and any agent of the Company or of the Trustee may deem the Person in whose name a Security shall be registered in the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue, if applicable) for the purpose of receiving payment of or on account of the principal of and interest on such Security, if any, and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

     SECTION 8.4. REVOCATION OF CONSENTS. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 8.2, revoke such action so far as concerns such Security.

                                   ARTICLE IX
                           SECURITYHOLDERS' MEETINGS

     SECTION 9.1. PURPOSES OF MEETINGS. A meeting of holders of Securities may be called at any time and from time to time pursuant to the provisions of this
Article IX for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences,, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article VI;

          (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VII;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.2; or

          (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount, or specified percentage in aggregate principal amount, of the Securities of all or any series under any other provision of this Indenture or under applicable law.

     SECTION 9.2. CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of holders of Securities of all or any series to take any action specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, the City of New York, as the Trustee shall determine. Notice of every meeting of the holders of Securities of all or any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities at their addresses as they shall appear on the Security Register. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

     SECTION 9.3. CALL OF MEETINGS BY THE COMPANY OR SECURITYHOLDERS. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent in aggregate principal amount of the Securities of any series then Outstanding (holders of the Credit Support Obligations of such series and the related Interests voting together as a single class), shall have requested the Trustee to call a meeting of the holders of Securities of all series that may be so affected, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders, in the amount specified above, may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 9.1, by mailing notice thereof as provided in Section 9.2.

     SECTION 9.4 QUALIFICATIONS FOR VOTING. To be entitled to vote at any meeting of Securityholders a Person shall (a) be a holder of a Security with respect to which such meeting is held on the Security Register or (b) be a Person appointed by an instrument in writing as proxy by a holder of such a Security. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 9.5. REGULATIONS. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in respect of proof of the holding of Securities with respect to which such meeting is held and of the appointment of proxies, and with regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem fit. Except as otherwise permitted or required by any such regulations, the holding of Securities with respect to which such meeting is held shall be proved in the manner provided in Section 8.2 and the appointment of any proxy shall be proved in the manner specified in
Section 8.2.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 9.3, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     At any meeting each holder of Securities with respect to which such meeting is held or proxy shall be entitled to one vote for each $1,000 principal amount of such Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of such Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other such Securityholders. Any meeting of holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 9.2 or 9.3 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     SECTION 9.6. VOTING. The vote upon any resolution submitted to any meeting of holders of such Securities shall be by written ballots on which shall be subscribed the signatures of such holders of Securities or of their representatives by proxy and the principal amount of such Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.2. The record shall show the principal amount of such Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 9.7. NO DELAY OF RIGHTS BY MEETING. Nothing in this Article IX shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities with respect to which such meeting is held.

                                   ARTICLE X
                            SUPPLEMENTAL INDENTURES

     SECTION 10.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Company, when authorized by resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to
     Article XI hereof;

          (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of Securities as the Board of Directors and the Trustee shall consider to be for the protection of the holders of all or any series of Securities or as may be required by Section 11.2, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the holders of all or any series of Securities; and

          (d) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to all or any series of Securities or to add to or change any of the provisions of this Indenture, as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 7.9.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any  supplemental indenture  authorized by  the provisions  of this Section
10.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 10.2.

     SECTION 10.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Sections 8.1 and 8.2) of the holders of not less than 66 2/3% in aggregate principal amount of the Securities of each series (each series voting as a class, with the holders of Credit Support Obligations of any such and the related Interests voting together as a single class) affected by such supplemental indenture at the time Outstanding, the Company, when authorized by resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall (i) change the character of any Credit Support Obligation from being payable as provided in the related Credit Support Agreement or reduce the principal amount of such Credit Support Obligation without the consent of the holder of any Credit Support Obligation relating to any such series of Securities and the holders of the Interests relating thereto, (ii) make the principal or interest on any such Credit Support Obligation payable in any coin or currency other than U.S. dollars without the consent of the holder of such Credit Support Obligation and the holders of the Interests relating thereto, or
(iii) reduce the aforesaid percentage in aggregate principal amount of Securities of any series, the holders of which are required to consent to any such supplemental indenture, without the consent of the holder of each Security so affected. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

     Upon the request of the Company, accompanied by copies of the resolutions of the Board of Directors authorizing the execution and delivery of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this
Section 10.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     SECTION 10.3. COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES. Any supplemental indenture executed pursuant to the provisions of this Article X shall comply with the Trust Indenture Act, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article X, this Indenture shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of such series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 10.4. NOTATION ON SECURITIES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article X may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.

     SECTION 10.5. EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE. The Trustee, subject to the requirements of Section 315 of the Trust Indenture Act and Section 7.1, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article X.

                                   ARTICLE XI
                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     SECTION 11.1 COMPANY MAY NOT CONSOLIDATE, ETC., EXCEPT UNDER CERTAIN CONDITIONS. The Company covenants that it will not merge or consolidate with any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any corporation, unless (i) the Company shall be the continuing corporation, or the successor corporation (if other than the Company) shall, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, expressly assume the due and punctual payment of the principal and premium, if any, of and interest on each Credit Support Obligation issued hereunder and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, and
(ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance, transfer or other disposition, be in default in the performance of any such covenant or condition. In the event of any such sale, conveyance (other than by way of lease), transfer or other disposition, the predecessor company may be dissolved, wound up and liquidated at any time thereafter.

SECTION 11.2. LOAN OBLIGATION TO BE SECURED IN CERTAIN EVENTS. If, upon any such consolidation or merger, or upon any such sale, conveyance, transfer or other disposition, any of the property of the Company or of any Subsidiary owned immediately prior thereto would thereupon become subject to any mortgage, pledge, lien or encumbrance, the Company, prior to or simultaneously with such consolidation, merger, sale, conveyance, transfer or other disposition, will by indenture supplemental hereto secure the due and punctual payment of the principal of and interest on each Credit Support Obligation issued hereunder (equally and ratably with any other indebtedness of the Company then entitled thereto) by a direct lien on such property, prior to all liens other than any theretofore existing thereon.

SECTION 11.3. SUCCESSOR CORPORATION TO BE SUBSTITUTED. In case of any such consolidation, merger, sale, conveyance (other than by way of lease), transfer or other disposition, and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company, and the Company shall be relieved of any further obligation under this Indenture and under the Securities.

SECTION 11.4. DOCUMENTS TO BE GIVEN TRUSTEE. The Trustee, subject to the requirements of Section 315 of the Trust Indenture Act and Section 7.1, may receive an Officers' Certificate and an Opinion of counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this
Article XI.

                                  ARTICLE XII
                    SATISFACTION AND DISCHARGE OF INDENTURE

     SECTION 12.1. DISCHARGE OF INDENTURE. When (a) all Credit Support Obligations have become due and payable in accordance with the related Credit Support Agreements, (b) the Company shall have deposited with the Trustee, in trust, funds sufficient to pay such Credit Support Obligations, including
principal  and  premium,   if  any,   and  interest   due  or   to  become   due
to such date of payment and (c) there shall have been paid all sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company accompanied by an Officers' Certificate of the Company and an Opinion of Counsel for the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

SECTION 12.2. DEPOSITED MONEYS TO BE HELD IN TRUST BY TRUSTEE. All moneys deposited with the Trustee pursuant to the provisions of Section 12.1 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company if acting as its own paying agent), to the holders of such Credit Support Obligations for payment or prepayment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest.

                                  ARTICLE XIII
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

     SECTION 13.1. INDENTURE AND LOAN OBLIGATION SOLELY CORPORATE OBLIGATIONS. No recourse for the payment of the principal and premium, if any, of or interest on any Credit Support Obligation, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                  ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

     SECTION 14.1. PROVISIONS BINDING ON COMPANY'S SUCCESSORS. All the covenants, stipulations, promises and agreements by the Company in this Indenture contained shall bind its successors and assigns whether so expressed or not.

     SECTION 14.2. OFFICIAL ACTS BY SUCCESSOR CORPORATION. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

     SECTION 14.3. ADDRESSES FOR NOTICES, ETC. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by first class mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to General Electric Capital Corporation, Attention: Senior Vice President -- Corporate Treasury and Global Funding Operation, 260 Long Ridge Road, Stamford, Connecticut 06927. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the principal office of the Trustee, addressed to the attention of its Corporate Trustee Administration Department.

     SECTION 14.4. NEW YORK CONTRACT. THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

     SECTION 14.5. LEGAL HOLIDAYS. In any case where any date on which a payment is due will be in the City of New York, New York, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or executive order to close or remain closed, then payment of such interest on or principal of the Securities need not be made on such date but may be made on the next succeeding day not in either such city, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or executive order to close or remain closed, with the same force and effect as if made on such date, and no interest shall accrue for the period from and after such date.

     SECTION 14.6. TABLE OF CONTENTS, HEADINGS, ETC. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     SECTION 14.7. EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     SECTION 14.8. SEPARABILITY. In case any provision in this Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 14.9. BENEFITS. Nothing in this Indenture, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the holders of the Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and their respective corporate seals to be hereunto affixed and
attested, all as of               , 1994.

                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION

                                          By ___________________________________
                                          Senior Vice President -- Corporate
                                          Treasury
                                          and Global Funding Operation

[CORPORATE SEAL]

Attest:

By ___________________________________
Assistant Secretary

                                          MERCANTILE-SAFE DEPOSIT
                                          AND TRUST COMPANY

                                          By ___________________________________
                                             Title:

[CORPORATE SEAL]

Attest:
By ___________________________________
   Title:

STATE OF MARYLAND    )
 ss.:
COUNTY OF HARTFORD  )

     On  this      day  of                    , 1994, before  me personally came
              , to me personally known, who, being by me duly sworn, did  depose
and say that he resides at                       ; that he is a               of
Mercantile-Safe Deposit and Trust Company, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                          ______________________________________
                                                      Notary Public

STATE OF CONNECTICUT   )
 ss.:
COUNTY OF FAIRFIELD   )

     On  this      day  of                    , 1994, before  me personally came
              , to me personally known, who, being by me duly sworn, did  depose
and  say  that he  resides  at                                     ; that  he is
                      of General Electric Capital Corporation, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                          ______________________________________
                                                      Notary Public